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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2004

The supplement dated July 1, 2004 is hereby amended and restated as follows:


ANNUITY SERVICE OFFICE ADDRESS

Effective October 22, 2004, the Annuity Service Office street address that appears in the Prospectus is changed to 601 Congress Street, Boston, MA 02210-2805. The mailing address remains as stated in the Prospectus.


DESCRIPTION OF THE CONTRACT

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW
(Applicable to Residents of California Only)

Effective July 1, 2004, residents in California age 60 and greater may cancel the contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the contract during this 30 day period and your purchase payments were allocated to a fixed account investment option or the Money-Market investment option, we will pay you the original amount of your purchase payments. If your purchase payments were allocated to a Variable Account investment option (other than the Money Market portfolio), we will pay you the contract value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.

Your purchase payments will be placed in either (a) the fixed account investment option, (b) the Money Market investment option or (c) in one or more of the Variable Account investment options, based upon your instructions on the application.


                        SUPPLEMENT DATED OCTOBER 18, 2004



Strategy Supp 10/18/2004